Exhibit 10.1

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT is made this [Date] by and between MAJESTIC SAFE-T-PRODUCTS, LTD., a Maryland corporation (the "Company"), and [Name of Investor], a [Type of Organization] (the "Subscriber").

         WHEREAS, the Company is seeking an infusion of capital and is desirous of potential investors; and

         WHEREAS, the Subscriber is desirous of investing in the Company pursuant to the terms of that certain offering (the "Offering") detailed in that certain Prospectus dated ________ and constituting part of that certain Registration Statement on Form SB-2 (the "Registration Statement") as declared effective by the U.S. Securities and Exchange Commission (the "SEC") on [Date];

         NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

1.       Securities.
         ----------

(a) The undersigned Subscriber hereby subscribes for and agrees to purchase shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") more fully described in the Prospectus which is incorporated herein by reference.

(b) The Subscriber hereby encloses a check representing irrevocable payment of $[amount] (the "Purchase Payment") made payable to "Mariner Investment Group for the benefit of Majestic Safe-T-Products, Ltd. Escrow Account." Subscriber hereby confirms that he has reviewed a copy of the Prospectus.

2.       Representations  and  Warranties.  In order to induce the Company to
         --------------------------------
accept this Agreement, the Subscriber represents and warrants to, and covenants and agrees with, the Company as follows.

(a) The Subscriber understands and agrees that unless properly revoked before closing of a sale of the Shares to the Subscriber, this subscription will be irrevocable and will survive the Subscriber's death, disability or insolvency, except that the Subscriber will have no obligations in the event that this Agreement is rejected in its entirety by the Company.

(b) The Subscriber understands and agrees that this Agreement and the payment tendered in accordance herewith, may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company; the unaccepted remainder of the payment to be refunded to the Subscriber in the event that the Company does not accept the entire payment and if the Company accepts this Agreement in whole or part and the Subscriber tenders the payment to the Company, then the Subscriber will become a stockholder of the Company.

(c) The Subscriber has full power and authority to execute and deliver this Agreement, and this Agreement has been duly executed and delivered by or on behalf of the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable in accordance with its respective terms, except to the extent such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

(d) Neither the execution, delivery nor performance by the Subscriber of this Agreement violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the Subscriber's assets or properties pursuant to or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound, or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution and delivery by the Subscriber of this Agreement have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such investment will not constitute a breach or violation of, or default under, the charter or bylaws or equivalent governing documents of the Subscriber.

(e) The Subscriber, if an individual, is at least 21 years of age and has full legal capacity to enter into and perform his obligations under this Agreement. The Subscriber, if signing this Agreement on behalf of an entity, has been duly authorized by such entity to do so.

(f) The foregoing representations and warranties are true and accurate as of the date hereof and will be true and accurate as of the date of delivery of this Agreement to the Company and will survive such delivery. If at any time prior to issuance of the Shares to the Subscriber, any representation and warranty of the Subscriber is no longer true, the Subscriber promptly will give written notice to the Company specifying which representations and warranties are not true and the reason therefor, whereupon the Subscriber's subscription may be rejected or, if previously accepted, such acceptance may be rescinded.

3. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

4. Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Texas. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the commercial arbitration rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the federal arbitration act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

5.       Benefit.  All the terms and provisions of this Agreement  shall be
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binding  upon and inure to the  benefit  of and be  enforceable  by the  parties
hereto,  and  their  respective  heirs,  executors,   administrators,   personal
representatives, successors and permitted assigns.

6. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, at the addresses provided herein. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

7. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

8. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

9.       Cumulative  Rights. The rights and remedies of any party under this
         ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

10. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

11.      Headings.  The headings used in this Agreement are for convenience and
         --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

12.      Multiple  Counterparts.  This  Agreement  may be executed in one or
         ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

14.      Perfection  of Title.  The parties  hereto  shall do all other acts and
         --------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

15.      Entire  Agreement.  This  instrument contains  the entire understanding
         -----------------
of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates indicated.











                            INTENTIONALLY LEFT BLANK





                                TYPE OF OWNERSHIP


(Check One)

                  Individual (one signature required)
---------

                  JointTenant with Right of Survivorship(both parties must sign)
---------

                  Tenants in Common (both parties must sign)
---------

Community         Property (one signature required if interest held in one name,
                  i.e., managing spouse, two signatures required if interest held in both names).

                  Trust
---------

                  Corporation

                  Partnership



--------------------------------------------------------------
Please print here the exact name
(registration) investor desires for the Shares.




                                 SIGNATURE PAGE
                             FOR INDIVIDUAL INVESTOR





Signature


Social Security Number


Print or Type Name

Residence Address:





Mailing Address:





Executed at _____________________, this _____ day of _________________, 200___.






                                 SIGNATURE PAGE
                      FOR CORPORATE OR PARTNERSHIP INVESTOR





Name of Corporation or Partnership (Please Print or Type)

By
  ---------------------------------------------------------------------
    Signature of Authorized Agent

Title:
       ----------------------------------------------------------------

Taxpayer Identification Number:
                                ---------------------------------------

Address of Principal Offices:
                              -----------------------------------------





Mailing Address, if Different:
                               ----------------------------------------





Attention:
           ------------------------------------------------------------

Executed at _____________________, this _____ day of _________________, 200___.






                                 SIGNATURE PAGE
                               FOR TRUST INVESTOR





Name of Trust (Please Print or Type)


Name of Trustee (Please Print or Type)

By
  ------------------------------------------------------------
    Trustee's Signature

Date Trust was Formed:
                       ---------------------------------------

Taxpayer Identification Number:
                                ------------------------------

Trustee's Address:
                   -------------------------------------------





Attention:
           ---------------------------------------------------

Executed at ____________________, this _____ day of _________________, 200___.





SUBSCRIPTION ACCEPTED:

MARINER INVESTMENT GROUP on behalf of
MAJESTIC SAFE-T-PRODUCTS, LTD.


By
  ------------------------------------------
     Joe F. Moore, Jr., President

Date:                               , 200____.
      ------------------------------